UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009 (June 22, 2009)

JER Investors Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA		22102

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code

(703) 714-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2009, Mark S. Weiss resigned as President of JER Investors Trust Inc. (the “Company”).  Mr. Weiss will remain employed by J.E. Robert Company, Inc., an affiliate of the Company’s manager, through July 15, 2009.

On June 25, 2009, Joseph E. Robert, Jr., the Chairman and Chief Executive Officer of the Company, was appointed as President of the Company by its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.

(Registrant)

Date: June 26, 2009	By:	/s/ J. Michael McGillis

	Name:	J. Michael McGillis

	Title:	Chief Financial Officer